UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025 (September 5, 2025)

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of Principal Executive Office) (Zip Code)

(312) 614-0950
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and restates the Current Report on Form 8-K filed by Professional Diversity Network, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on September 5, 2025 (the “Original Form 8-K”), in which the Company reported that the Company entered into a securities purchase agreement with an accredited investor, pursuant to which the Company agreed to issue and sell to such investor shares of its common stock, par value $0.01 per share, in one or more pre-paid advance purchases. This Amendment No. 1 is being filed to amend and restate Item 1.01 of the Original Form 8-K to correct certain disclosure in connection with such securities purchase agreement. Other than such changes to the Original Form 8-K described above, there are no other changes to the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2025, Professional Diversity Network, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor shares of its common stock, par value $0.01 per share (“Common Stock”), in one or more pre-paid advance purchases (each, a “Pre-Paid Purchase” and collectively, the “Pre-Paid Purchases”) for an aggregate purchase price of up to $20,000,000 for a period (the “Commitment Period”) of two (2) years from September 5, 2025. The Company also agreed to issue to the Investor 22,197 shares of Common Stock (the “Commitment Shares”) as consideration for the Investor’s commitment, after Shareholder Approval (as defined below) is obtained, and 227,500 shares of Common Stock for $2,275 as pre-delivery shares (the “Pre-Delivery Shares”), which Pre-Delivery Shares will be issued at the closing of the transactions contemplated by the Securities Purchase Agreement. The transactions is scheduled to close on September 5, 2025 (the “Closing Date”). The proceeds from the Pre-Paid Purchases are expected to be used for working capital and other corporate purposes, including repayment of debt, strategic and other general corporate purposes.

The Securities Purchase Agreement provides for an initial Pre-Paid Purchase in the principal amount of up to $8,655,000 (the “Initial Pre-Paid Purchase”), an original issue discount of up to $640,000 and transaction expenses of $15,000, the terms of which are set forth on secured prepaid purchase #1 (“Pre-Paid Purchase #1”). The Company received $3,397,725 in cash proceeds under the Initial Pre-Paid Purchase and $2,275 for the Pre-Delivery Shares on the Closing Date. The Initial Pre-Paid Purchase accrues interest at the rate of 8% per annum.

Within thirty (30) days after closing, the Investor will fund the remaining $4,602,275.00 under the Initial Pre-Paid Purchase into a deposit account (the “Deposit Account”) of the Company’s wholly-owned subsidiary, IPDN Holdings, LLC, a Utah limited liability company (“IPDN Holdings”), to be secured by a deposit account control agreement (the “DACA”), a guaranty (the “Guaranty”) by IPDN Holdings, and a pledge agreement (the “Pledge Agreement”) by the Company pledging 100% of the equity interests in IPDN Holdings, subject to certain conditions: (i) the DACA, the Guaranty and the Pledge Agreement are each executed and delivered to the Investor, (ii) the Deposit Account has been opened, (iii) no Event of Default (as defined in the Initial Pre-Paid Purchase) under the Initial Pre-Paid Purchase has occurred, and (iv) trading in the Common Stock is not suspended, halted, chilled, frozen, reached zero bid or otherwise ceased trading on the Nasdaq Capital Market.

The Pre-Delivery Shares and $3,397,725 shares of Common Stock issuable pursuant to the Pre-Paid Purchases (the “Purchase Shares”) to be issued under the Initial Pre-Paid Purchase will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-282831) (the “Registration Statement”). Concurrently with the filing of this Current Report on Form 8-K, the Company is filing a prospectus supplement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of such shares of Common Stock.

The offer and sale of all other securities issued hereunder was completed by the Company in a private placement transaction that was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act without engaging in any advertising or general solicitation of any kind. Pursuant to the Securities Purchase Agreement, the Company also agreed to file a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), to register the resale of the Commitment Shares and all Purchase Shares (other than the $3,397,725 shares of Common Stock registered with the Registration Statement) within twenty (20) days after the Closing Date, and cause such registration statement to be declared effective by the SEC within one hundred and twenty (120) days of the Closing Date (or one hundred and fifty (150) days if subject to a full review by the SEC). If such registration statement has not been declared effective by such date, then the outstanding balance of the aggregate Pre-Paid Purchases will automatically increase by one percent (1%) on such date and continue to increase by one percent (1%) for each thirty (30) days that such registration statement is not declared effective until the date that is six (6) months from the Closing Date.

Subject to certain limitations in the Securities Purchase Agreement and compliance with applicable law, the Company has the discretion, at any time and from time to time during the Commitment Period after receiving Shareholder Approval, to request a Pre-Paid Purchase from Investor by providing a written notice of such request to Investor. The number of shares issuable is determined by dividing the applicable purchase amount by the purchase price, which equals 80% of the lowest daily volume weighted average price during the ten (10) trading days immediately prior to the purchase notice date, but not less than a stated floor price of $1.608. In no event may such issuances cause the Investor to beneficially own more than 9.99% of the Company’s outstanding Common Stock at any time.

Unless and until the Company obtains the requisite stockholder approval for the issuance of all Purchase Shares as required by Nasdaq Listing Rule 5635(d) (“Shareholder Approval”), the total cumulative number of shares of Common Stock that may be issued to the Investor under all Pre-Paid Purchases cannot exceed the numerical threshold required by that rule. If the purchase share purchase price is less than the floor price, or if issuance would exceed 19.99% cap of Nasdaq Listing Rules without Shareholder Approval, the Company must instead repay the applicable purchase amount in cash.

The Company may at any time prepay all or any portion of the outstanding balance of a Pre-Paid Purchase. In the event the Company elects to do so, the Company must pay the Investor an amount equal to 120% multiplied by the portion of the outstanding balance the Company has elected to prepay.

If an event of default occurs under a Pre-Paid Purchase, the outstanding balance will become immediately due and payable. At any time thereafter, upon written notice given by the Investor, the outstanding balance will increase by seven-and-a half percent (7.5%) and interest will begin accruing at a rate of the lesser of 18% per annum or the maximum rate permitted under applicable law.

The Pre-Paid Purchase includes customary and specific events of default, including, among others, the Company’s failure to pay amounts when due; bankruptcy or insolvency events; failure to comply with covenants in the Securities Purchase Agreement; failure to timely deliver purchase shares or maintain the required share reserve; effecting a reverse stock split without twenty (20) trading days’ prior written notice; the filing of a non-management supported proxy; breaches of other agreements with the Investor; and certain other material defaults. Upon the occurrence of an event of default, the outstanding balance of the Pre-Paid Purchase becomes immediately due and payable at the “Mandatory Default Amount,” which includes a 10% increase in the balance, and interest begins to accrue at the rate equal to the lesser of 18% per annum or the maximum rate permitted by law until repaid. The Investor also retains all other rights and remedies available at law or in equity.

Pursuant to the Securities Purchase Agreement, the Investor has agreed that, while the Pre-Paid Purchase is outstanding, neither the Investor nor any of its affiliates will engage in any short sales or hedging transactions with respect to the Company’s common stock. The Company has agreed to enter into any variable rate transactions without Investor’s consent as long as any Pre-Paid Purchase remains, subject to certain exceptions.

The foregoing descriptions of the Securities Purchase Agreement, Prepaid Purchase #1, the DACA, the Guaranty, the Pledge Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K (this “Form 8-K”), respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of Common Stock is incorporated by reference herein in its entirety. The offer and sale of shares of Common Stock pursuant to the Securities Purchase Agreement (other than the $3,400,000 shares of Common Stock registered with the Registration Statement) is and will be made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder. This Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the shares of common stock, nor shall there be an offer, solicitation or sale of the shares of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Forward-Looking Statements

Certain statements in this Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding statements regarding the amount of shares of common stock the Company may issue to the Investor pursuant to the Securities Purchase Agreement, and the amount of proceeds to be received by the Company from the sale of shares of common stock and related matters. Forward-looking statements generally relate to future events and can be identified by terminology such as “may”, “could”, “plan”, “expect”, “intend”, “will”, “anticipate”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the risks and uncertainties set forth or incorporated by reference in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Annual Report on Form 10-K filed by the Company on March 31, 2025 and the Company’s future filings from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements. The Company does not give any assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Pre-Paid Purchase #1, dated September 5, 2025, by and between Professional Diversity Network, Inc., Inc. and Streeterville Capital, LLC
5.1	Opinion of Loeb & Loeb LLP
10.1	Securities Purchase Agreement, dated September 5, 2025, by and between Professional Diversity Network, Inc., Inc. and Streeterville Capital, LLC
10.2	Form of Deposit Account Control Agreement, by and among Lakeside Bank, Streeterville Capital, LLC and IPDN Holdings, LLC
10.3	Form of Guaranty by IPDN Holdings, LLC
10.4	Form of Pledge Agreement, by and between Professional Diversity Network, Inc., Inc. and Streeterville Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: October 29, 2025	By:	/s/ Yiran Gu
	Name:	Yiran Gu
	Title:	Chief Financial Officer